UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2008
CADENCE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33103	41-2142317
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12481 High Bluff Drive, Suite 200, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 436-1400

(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
1. Bonuses Payable to Executive Officers for Fiscal 2007. On March 18, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Cadence Pharmaceuticals, Inc. (the “Company”) approved cash bonus payments for the 2007 fiscal year to be paid to the Company’s named executive officers (“NEOs”) (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) with respect to the performance of the Company and such officers for the fiscal year ended December 31, 2007. In addition, the Compensation Committee approved the promotion of David A. Socks to the position of Senior Vice President, Corporate Development and Strategy, at an annualized salary of $260,130.
The bonus payments were based on an assessment by the Compensation Committee that the achievement of the Company’s corporate performance objectives for the year was 89%. These performance objectives included (i) the advancement of clinical development programs for the Company’s Acetavance™ and Omigard™ product candidates, (ii) the completion of a manufacturing development objective for Acetavance™, and (iii) the achievement of certain business development objectives. Under the terms of the Company’s 2007 Bonus Plan, the NEOs are eligible to receive a bonus ranging from zero to 150% of their target bonus based on achievement of corporate and individual performance goals for 2007. The target bonus for Theodore R. Schroeder, the Company’s President and Chief Executive Officer, for 2007 is equal to 50% of his base salary. The target bonus for executive and senior vice presidents for 2007 is 30%, and for vice presidents, 25%, of their respective base salaries. The 2007 bonuses approved by the Compensation Committee were as follows:

Name	Title	2007 Bonus
Theodore R. Schroeder	President and Chief Executive Officer	$170,000

William R. LaRue	Senior Vice President, Chief	$81,225
	Financial Officer, Treasurer and
	Assistant Secretary

James B. Breitmeyer	Executive Vice President and Chief	$97,716
	Medical Officer

Hazel M. Aker*	Senior Vice President, General	$52,979
	Counsel and Secretary

David A. Socks	Senior Vice President, Corporate	$55,085
	Development and Strategy

*	Ms. Aker commenced her employment with the Company in April 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2008	CADENCE PHARMACEUTICALS, INC.

	By: Name:	/s/ William R. LaRue William R. LaRue
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary